Exhibit 10.80

50442

ASSIGNMENT OF WORKING INTEREST

IN AN OIL AND GAS MINERAL LEASE

STATE OF NEW MEXICO	§	KNOW ALL MEN BY THESE PRESENTS
COUNTY OF [ILLEGIBLE]	§

THAT THE UNDERSIGNED, Turner Branch, 2025 Rio Grande, Albuquerque, New Mexico 87104 for and in consideration of Ten and no/100 dollars ($10.00) and other goods and valuable consideration the receipt and sufficiency of which is hereby acknowledged does hereby grant, bargain, sell, transfer, assign, and convey unto H. Hal McKinney fifty percent Working Interest (50% W.I.) And his successors and assigns in and to the leases described to wit:

JOSEPH and JUDITH SLUSHER LEASE. Volume 697, Page 154, Official Records of Milam, County, Texas;

Being Lot #7 of Block 131, being all of Lot #8, Block 131, Official Records of Milam, County, Texas, in the City of Rockdale, a part of the D.A. Thompson Survey;

GERTRUDE HARDAWAY, ZENOBLE ALONZO, DORA BURTON, CHARLES CALVIN ESTATE LEASE, Volume 697, Page 168, Official Records of Milam County, Texas;

Being Lot #14, Block 4, Lot #15, Block 4, Washington Heights Addition, City of Rockdale;

Grantor’s interest, if any, in mineral leasehold of the Clarence Alonzo Well #1, Railroad Commission #20391, and being Block 3, Lot 17, Block 2, Lot 17, 18, 19, 20 & 21 out of the Washington Heights Subdivision, City of Rockdale in the D.A. Thompson survey, Milam County, Texas and recorded in Vol. 702, Page 661, Official records of Milam County, Texas.

TOGETHER with all rights incident thereto and 50% Working Interest in all personal property appurtenant; thereto or used or obtained in connection therewith.

IN WITNESS THEREOF, this instrument is executed on the 29th day of January, 2001.

/s/ Turner Branch TURNER BRANCH

STATE OF NEW MEXICO

COUNTY OF [ILLEGIBLE]

BEFORE ME, the undersigned authority on this day appeared Turner Branch known to me to be the person subscribed to in the foregoing instrument and acknowledged to me that he executed the same as a free act and deed for the purposes and consideration therein expressed.

GIVEN under my hand and seal of office this 29 day of January, 2001.

/S/ ILLEGIBLE NOTARY PUBLIC

My Commission Expires: 5-26-02 [NOTARY SEAL]

VOL. 838 PAGE 360

OFFICIAL RECORDS

MILAM COUNTY, TEXAS